UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2017

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

441 Charmany Drive
Madison, WI  53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2017, the stockholders of Exact Sciences Corporation (the “Company”) approved an amendment to the Company’s 2010 Omnibus Long-Term Incentive Plan (As Amended and Restated Effective April 28, 2015) (the “Omnibus Plan Amendment”).  A description of the terms and conditions of the Omnibus Plan Amendment is set forth in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders of the Company as filed with the Securities and Exchange Commission on April 28, 2017 (the “2017 Proxy Statement”) under the heading “Proposal 4 - Approval of First Amendment to 2010 Omnibus Long-Term Incentive Plan (As Amended and Restated Effective April 28, 2015)”, which such description is incorporated by reference herein.  This summary is qualified in its entirety by the full text of the Omnibus Plan Amendment set forth in Appendix A to the 2017 Proxy Statement, which is also incorporated by reference herein.

Item 5.07              Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

On July 27, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”).  The certified results of the matters voted upon at the meeting, which are more fully described in the 2017 Proxy Statement, are as follows:

The Company’s stockholders elected the three nominees to the Company’s Board of Directors to serve for three year terms as Class II directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non- Votes
Maneesh K. Arora	48,941,434	22,185,389	28,390,983
James E. Doyle	51,884,349	19,242,474	28,390,983
Lionel N. Sterling	53,228,332	17,898,491	28,390,983

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, with votes cast as follows:

For	Against	Abstain	Broker Non- Votes
62,050,806	8,835,770	240,246	28,390,985

The Company’s stockholders recommended, on an advisory basis, that future advisory votes on executive compensation be held every year, with votes cast as follows:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non- Votes
62,456,169	643,869	7,892,916	133,822	28,390,985

The Company’s stockholders approved the Omnibus Plan Amendment, with votes cast as follows:

For	Against	Abstain	Broker Non- Votes
62,260,864	8,554,726	311,232	28,390,985

The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2017, with votes cast as follows:

For	Against	Abstain
98,542,166	490,255	485,386

Frequency of Future Advisory Votes on Named Executive Officer Compensation

A non-binding, advisory vote was taken at the Annual Meeting on the frequency of our future advisory votes regarding named executive officer compensation. A majority of the votes cast at the Annual Meeting were in favor of holding advisory votes regarding named executive officer compensation every year. After considering the preference of the Company’s stockholders and other factors, our Board of Directors determined on July 27, 2017, that we will hold a non-binding, advisory vote on the compensation paid to our named executive officers every year until the next advisory vote regarding the frequency of such advisory votes on named executive officer compensation is submitted to stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: July 28, 2017	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Chief Financial Officer